Exhibit 10.57

AMENDMENT NO. 1 TO THE LOAN AGREEMENT

This Amendment No. 1 to that certain Loan Agreement by and among GSI Ventures, LLC, an Ohio limited liability company ("Lender") PopMail.com, inc., a Minnesota corporation (the "Borrower"), SDK Investments, Inc., an Ohio corporation ("SDKI"), PopMail Network, Inc., a Texas corporation ("PNI"), Fan Asylum, Inc., a California corporation ("FAI"), Café Odyssey, LLC, a Minnesota limited liability company ("COL") dated December 1, 2000 is made among all parties to that Agreement as of December 8, 2000.

In consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereby covenant and agree as follows:

  The parties do hereby agree to amend the Agreement as follows:
    Recitals: The recitals the Agreement are amended and superceded in their entirety with the following:

    A. Lender has agreed to loan Borrower up to the principal amount of $400,000 and at Lender's option, in its sole and absolute discretion, an additional principal amount of $3,600,000.

    B. Borrower has agreed to borrow up to $400,000 from Lender and the additional $3,600,000 from Lender, to the extent that Lender makes that amount available to Borrower.

    C. SDKI has acted as a finder in connection with the loan to be made by Lender to Borrower and, as a result, Borrower has agreed to pay SDKI a finder's fee consisting of cash and warrants to purchase Borrower's common stock.

    D. PNI, FAI and COL are wholly owned subsidiaries of Borrower and will materially benefit from the loan Borrower will receive from Lender.

    E. As a condition to Lender making a loan to Borrower, Lender requires PNI, FAI and COL to execute this Agreement and be bound by certain terms of this Agreement.

    Event of Default: A new Section 5.1(o) is added to the Agreement and will read as follows:
        the Borrower shall have materially breached its obligations to J.P. Carey Securities, Inc. set forth in Section 2(a) of that certain Registration Rights Agreement dated June 12, 2000 among PopMail.com, inc. and the Buyers set forth in such agreement.
  Capitalized Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Agreement.

In Witness Whereof, the parties hereto have executed this Amendment No 1 to the Loan Agreement as of the date first written above.

BORROWER:

POPMAIL.COM, INC.,

By:

Its:___________________________

PMI:

POPMAIL NETWORK, INC.

By:

Its:___________________________

LENDER:

GSI VENTURES, LLC,

By: SDK INVESTMENTS, INC., Manager

By:___________________________________

Stephen D. King

President

FAI:

FAN ASYLUM, INC.

By:

Its:___________________________

SDKI:

SDK INVESTMENTS, INC.,

By:

Stephen D. King

President

COL:

CAFE ODYSSEY, LLC

By:

Its:___________________________